LOAN NO. 400030964

                               SECURITY AGREEMENT

                                  (Hotel/Motel)

     THIS SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Security Agreement") is made as of August 14, 1998, by JAGI CLEVELAND - HUDSON, LLC, a Delaware limited liability company ("Borrower"), and AMRESCO CAPITAL, L.P., a Delaware limited partnership ("Lender").

                                    RECITALS:

     Borrower is obligated to Lender for the payment of the Debt as defined in that certain Note made by Borrower to Lender, dated the date hereof, in the principal sum of $13,300,000 (the "Note"), and secured by the Mortgage (as defined in the Note) covering the Mortgaged Property (as defined in the Note).

     To induce Lender to make the loan evidenced by the Note, Borrower has agreed to grant Lender a security interest in all Collateral (hereinafter defined) as herein provided.

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

     Section I.1. Defined Terms. As used in this Security Agreement, terms defined in the Note shall have their defined meanings when used herein, and the following terms shall have the following meanings:

     "Accounts" means all accounts now or hereafter owing to Borrower, and all accounts receivable, contract rights, documents, instruments or chattel paper representing amounts payable or monies due or to become due to Borrower in connection with the ownership, operation and/or maintenance of the Mortgaged Property, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, banquet rooms, meeting rooms, and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or any operator or manager of the hotel or the commercial space located on the Mortgaged Property or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance, or arising from the sale of Inventory or the rendition of services in the ordinary course of business or otherwise (whether or not earned by performance), together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper.

     "Account Debtor" means, with respect to any Receivable or Other Intangible, any Person (as defined in the UCC) obligated to make payment thereunder, including without limitation any account debtor thereon.

     "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the state where the Mortgaged Property is located.

     "Collateral" has the meaning assigned to it in Section 2.1 of this Security Agreement.

     "Franchise Agreement" means all rights of Borrower pursuant to that certain Holiday Inn Hotel Change of Ownership Agreement regarding the Mortgaged Property dated as of even date herewith, between Borrower and Holiday Hospitality Franchising, Inc.

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     "General Intangibles" shall have the meaning assigned to it under Section
9-106 of the UCC.

     "Inventory" means all inventory and equipment now owned or hereafter acquired by Borrower in connection with the ownership, operation and/or maintenance of the Mortgaged Property, including (i) all goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, (iii) all of Borrower's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and, (iv) all rights of Borrower as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

     "Obligations" means (i) the Debt and all amounts now or hereafter payable by Borrower to Lender on the Note, and (ii) all other obligations or liabilities now or hereafter payable by Borrower to Lender pursuant to, under, arising out of or in connection with this Security Agreement or any other Loan Document.

     "Other Intangibles" means all documents, instruments, chattel paper, money and General Intangibles relating to the ownership, operation and/or maintenance of the Mortgaged Property now owned or hereafter acquired by Borrower including, without limitation, to the extent not included in accounts, all rights to payment from guests and customers, all customer and guest lists, federal and state tax refunds, reversionary interests in pension plan assets, trademarks, patents, licenses, copyrights and other rights in intellectual property, other than Accounts, and, to the extent assignable, all permits, business licenses, liquor licenses and franchise agreements.

     "Proceeds" means all proceeds, including (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, including without limitation all cash on hand, income and other amounts now or hereafter generated from the operation, use or maintenance of the Mortgaged Property and all cash or cash equivalents to cover pre-paid reservations related to the Mortgaged Property, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to Borrower with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Property Management Contract" means all rights of Borrower pursuant to that certain Management Agreement regarding the Mortgaged Property dated as of July 20, 1998, between Borrower and Janus American Group, Inc.

     "UCC" means at any time the Uniform Commercial Code as the same may from time to time be in effect in the state of the location of the Mortgaged Property, provided that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other such state then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

     Section I.2. UCC Definitions. The uncapitalized terms "account," "account debtor," "chattel paper," "contract right," "document," "warehouse receipt," "bill of lading," "document of title," "instrument," "inventory," "equipment," "general intangible," "money," "proceeds" and "purchase money security interest" as used in Section 1.1 or elsewhere in this Security Agreement have the meanings of such terms as defined in the UCC.

     Section 1.3. Rules of Construction.

     (a) Except as otherwise specified herein, all references in this Security Agreement (i) to any person shall be deemed to include such person's successors, transferees and assignees, but only, in the case of transferees and assignees of the parties to this Security Agreement, to the extent the applicable transfer or assignment complies with the provisions of this Security Agreement, and (ii) to any applicable law defined or referred to herein shall be

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


deemed a reference to such applicable law as the same may have been or may be amended or supplemented from time to time.

     (b) When used in this Security Agreement, the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this Security Agreement as a whole and not to any provision of this Security Agreement, and the words "Section," "Schedule" and "Exhibit" shall refer to Sections of and Schedules and Exhibits to this Security Agreement unless otherwise specified.

     (c) Whenever the context so requires, each gender includes the other gender, and the singular number includes the plural, and vice versa.

     (d) When used in this Security Agreement in conjunction with a reference to the Note or any other obligation, or any document or agreement evidencing or securing one or more of such obligations, the terms "related" and "relate to" shall refer to events, circumstances or conditions directly affecting or directly applying to the particular maker, endorser, guarantor, grantor or pledgor of collateral with respect to the Debt or such other obligation, as the case may be.

                                   ARTICLE II

                               SECURITY INTERESTS

     Section II.1. Grant of Security Interests. To secure the due and punctual payment of all Obligations and in order to induce Lender to make the loan evidenced by the Note, Borrower hereby grants to Lender a security interest in all of Borrower's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

     (a) all Accounts;

     (b) all Other Intangibles;

     (c) all Inventory;

     (d) the Franchise Agreement;

     (e) the Property Management Contract;

     (f) to the extent not included in the foregoing, all other personal property related to the ownership, operation and/or maintenance of the Mortgaged Property, whether tangible or intangible, and wherever located, including, but not limited to, the balance of every deposit account of Borrower relating to the ownership, operation and/or maintenance of the Mortgaged Property owned by Borrower now or hereafter existing with any bank and all monies of Borrower and all rights to payment of money of Borrower;

     (g) to the extent not included in the foregoing, all of Borrower's books, ledgers and records and all computer programs, tapes, discs, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral, whether maintained by Borrower or a management company; and

     (h) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

     Section II.2. Continuing Liability of Borrower. Anything herein to the contrary notwithstanding, Borrower shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. Lender shall not have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Security Agreement or the receipt by

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

Lender of any payment relating to any Collateral, nor shall Lender be required to perform or fulfill any of the obligations of Borrower with respect to the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, Lender shall not be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

     Section II.3. Sales and Collections.

     (a) Borrower is authorized (i) to sell in the ordinary course of its business for fair value and on an arm's-length basis any of its Inventory normally held by it for such purpose and (ii) to use and consume, in the ordinary course of its business, any raw materials, supplies and materials normally held by it for such purpose. Lender may upon the occurrence of any Event of Default (as defined in the Mortgage), without cause or notice, curtail or terminate such authority at any time.

     (b) Borrower is authorized to collect amounts owing to it with respect to the Collateral. However, Lender may at any time, after an Event of Default shall have occurred, notify Account Debtors obligated to make payments under any or all Accounts or Other Intangibles that Lender has a security interest in such Accounts or Other Intangibles and that all payments by such Account Debtors with respect to same shall be made directly to Lender. Upon the request of Lender at any time, Borrower will so notify such Account Debtors. Borrower will use all reasonable efforts to cause each account debtor to comply with the foregoing instruction. In furtherance of the foregoing, Borrower authorizes Lender (i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral and, in the name of Borrower or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral, and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral. Lender shall have no obligation to obtain or record any information relating to the source of such funds or the obligations in respect of which payments have been made.

     Section II.4. Verification of Accounts. Lender shall have the right to make test verifications of Accounts in any manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance and information as Lender may require in connection therewith. Borrower shall provide such information concerning the Accounts as Lender may hereafter from time to time reasonably request.

     Section II.5. Release of Collateral.

     (a) Borrower may sell or realize upon or transfer or otherwise dispose of Collateral as permitted by Section 4.12, and the security interests of Lender in such Collateral so sold, realized upon or disposed of (but not in the Proceeds arising from such sale, realization or disposition) shall cease immediately upon such sale, realization or disposition, without any further action on the part of Lender. Lender, if requested in writing by Borrower but at the expense of Borrower, is hereby authorized and instructed to deliver to the Account Debtor or the purchaser or other transferee of any such Collateral a certificate stating that Lender no longer has a security interest therein, and such Account Debtor or such purchaser or other transferee shall be entitled to rely conclusively on such certificate for any and all purposes.

     (b) Upon the payment in full of all of the Obligations, Lender will (as soon as reasonably practicable after receipt of notice from Borrower requesting the same but at the expense of Borrower) send Borrower, for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to Lender hereunder, a termination statement to the effect that Lender no longer claims a security interest under such financing statement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants that, except as otherwise disclosed to or known by Lender as of the date of hereof:

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     Section III.1. Validity of Security Agreement; Consents. The execution, delivery and performance of this Security Agreement and the creation of the security interests provided for herein (i) do not violate any law or regulation or any order or decree of any court or governmental instrumentality applicable to Borrower, (ii) do not conflict with or result in a breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which it or any of its properties is bound, (iii) do not result in the creation or imposition of any lien upon any property of Borrower other than in favor of Lender, and (iv) do not require the consent or approval of any governmental body, agency or official or other person other than those that have been obtained. This Security Agreement has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforceability of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section III.2. Title to Collateral. Except for the security interests granted to Lender pursuant to this Security Agreement or as security for the Related Debt (defined in the Mortgage), Borrower is the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all liens, encumbrances, security interests and claims of others.

     Section III.3. Validity, Perfection and Priority of Security Interests.

     (a) By complying with Section 4.1, Borrower will have created a valid security interest in favor of Lender in all existing Collateral and in all identifiable Proceeds of such Collateral, which security interest (except in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest on the certificate of title in accordance with local law) would be prior to the claims of a trustee in bankruptcy under Section 544(a) of the United States Bankruptcy Code. Continuing compliance by Borrower with the provisions of Section 4.2 will also
(i) create valid security interests in all Collateral acquired after the date hereof and in all identifiable Proceeds of such Collateral and, (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder, (B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC, and (C) any Proceeds in the Cash Collateral Account to be duly perfected under the UCC, in each case prior to the claims of a trustee in bankruptcy under the United States Bankruptcy Code.

     (b) The security interests of Lender in the Collateral rank first in priority. Other than financing statements or other similar documents perfecting the security interests or deed of trust liens of Lender, no financing statements, deeds of trust, mortgages or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral in the possession of any Person (other than Borrower) asserting any claim thereto or security interest therein.

     Section III.4. Enforceability of Accounts and Other Intangibles. To the best knowledge of Borrower, each Receivable and Other Intangible is a valid and binding obligation of the related Account Debtor in respect thereof, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies with any applicable legal requirements.

     Section III.5. Place of Business; Location of Collateral. Schedule 1 correctly sets forth Borrower's chief executive office and principal place of business and the offices of Borrower where records concerning Accounts and Other Intangibles are kept. Schedule 2 correctly sets forth the location of all Inventory, other than rolling stock, aircraft, goods in transit and Inventory sold in the ordinary course of business as permitted by Section 4.12 of this Security Agreement. Except as otherwise specified in Schedule 2, all Inventory has been located at the address specified on Schedule 2 at all times during the four-month period prior to the date hereof while owned by Borrower. No Inventory is evidenced by a negotiable document of title, warehouse receipt or bill of lading. No non-negotiable document of title, warehouse receipt or bill of lading has been issued to any person other than Borrower, and Borrower has retained possession of all of such non-negotiable documents, warehouse receipts and bills of lading. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other

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instruments. The real estate listed in Schedule 3 constitutes all existing real estate to which any of the Collateral is related.

     Section III.6. Trade Names. Any and all trade names, division names, assumed names or other names under which Borrower transacts, or within the six
(6)-month period prior to the date hereof has transacted, business are specified on Schedule 4.

                                   ARTICLE IV

                                    COVENANTS

     Borrower covenants and agrees with Lender that until the payment in full of all Obligations and until there is no commitment by Lender to make further advances, incur obligations or otherwise give value, Borrower will comply with the following.

     Section IV.1. Perfection of Security Interests. Borrower will, at it expense, cause all filings and recordings and other actions specified on
Schedule 5 to have been completed on or prior to the date of the Note.

     Section IV.2. Further Actions.

     (a) At all times after the date hereof and upon Lender's request, Borrower will, at its expense, comply with the following:

          (i) as to all Accounts, Other Intangibles and Inventory, it will cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions as required to perfect the security interests granted to Lender hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

          (ii) as to all Proceeds, it will cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered;

          (iii) upon the request of Lender, it will ensure that the provisions of Section 4.4 are complied with; and

          (iv) as to any amount payable under or in connection with any of the Collateral which shall be or shall become evidenced by any promissory note or other instrument, Borrower will immediately pledge and deliver such note or other instrument to Lender as part of the Collateral, duly endorsed in a manner satisfactory to Lender.

     (b) Borrower will, from time to time and at its expense, execute, deliver, file or record such financing statements pursuant to the Uniform Commercial Code, applications for certificates of title and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that Lender may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable Lender to obtain the full benefits of this Security Agreement or to enable it to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral, and will use its best efforts to obtain such waivers from landlords and mortgagees as Lender may request.

     (c) To the fullest extent permitted by law, Borrower authorizes Lender to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon.

     Section IV.3. Change of Name, Identity or Structure. Borrower will not change its name, will not conduct its business under any trade, assumed or fictitious name unless it shall have given Lender at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend any financing statement or continuation statement relating to the security interests

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granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all Persons.

     Section IV.4. Place of Business and Collateral. Borrower will not change the location of (i) its place of residence and (ii) the office or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 1 or 2 hereto unless, prior to such change, it notifies Lender of such change, makes all UCC filings required by Section 4.2 and takes all other action that Lender may reasonably request to preserve, perfect, confirm and protect the security interests granted hereby. Borrower will in no event change the location of any Collateral if such change would cause the security interest granted hereby in such Collateral to lapse or cease to be perfected. Borrower will at all times maintain its principal place of business in the state of the location of the Mortgaged Property.

     Section IV.5. Maintenance of Records. Borrower will keep and maintain at its own cost and expense complete books and records relating to the Collateral which are satisfactory to Lender including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral. Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For Lender's further security, Borrower agrees that Lender shall have a special property interest in all of Borrower's books and records pertaining to the Collateral and Borrower shall deliver and turn over any such books and records, or copies thereof, to Lender or to its representatives at any time on demand of the Lender.

     Section IV.6. Compliance with Laws, etc. Borrower will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental body, agency or official applicable to the Collateral or any part thereof or to the operation of the Mortgaged Property except to the extent that the failure to comply would not have a material adverse effect on the financial or other condition of the Mortgaged Property; provided, however, that Borrower may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of Lender adversely affect Lender's rights or the first priority of its security interest in the Collateral.

     Section IV.7. Payment of Taxes, etc. Borrower will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, and (ii) such charge is adequately reserved against in accordance with generally accepted accounting principals, consistently applied.

     Section IV.8. Compliance with Terms of Accounts, Contracts and Licenses. Borrower will perform and comply in all material respects with all of its obligations under and, all agreements relating to the Collateral to which it is a party or by which it is bound.

     Section IV.9. Limitation on Liens on Collateral. Except as to any liens now in existence and known to Lender, Borrower will not create, permit or suffer to exist, and will defend the Collateral and Borrower's rights with respect thereto against and take such other action as is necessary to remove, any Lien, security interest, encumbrance, or claim in or to the Collateral other than the security interests created hereunder.

     Section IV.10. Limitations on Modifications of Accounts and Other Intangibles; No Waivers or Extensions. Borrower will not (i) amend, modify, terminate or waive any provision of any material Receivable or Other Intangible in any manner which might have a materially adverse effect on the value of such Receivable or Other Intangible as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Receivable and Other Intangible, or (iii) fail to deliver to Lender a copy of each material demand, notice or document received by it relating in any way to any Receivable or Other Intangible. Borrower will not, without Lender's prior written consent, grant any extension of the time of payment of any material Receivable or amounts due under any material Other Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of Borrower are advisable to enhance the collectibility thereof.

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     Section IV.11. Maintenance of Insurance. Borrower will maintain insurance policies with financially sound insurance companies licensed to do business in Ohio (i) insuring the Inventory against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar business for an amount satisfactory to Lender, and (ii) insuring Borrower and Lender against liability for personal injury arising from, and property damage relating to, such Inventory, such policies to be in such form and to cover such amounts as set forth in the Mortgage, with losses payable to Borrower and Lender as their respective interests may appear. Borrower shall, if so requested by Lender, deliver to Lender as often as Lender may reasonably request a report of Borrower or, if requested by Lender, of an insurance broker satisfactory to Lender of the insurance on the Inventory. All insurance with respect to the Inventory shall satisfy the requirements for policies of insurance set forth in Section 3.3(c) of the Mortgage.

     Section IV.12. Limitations on Dispositions of Collateral. Borrower will not directly or indirectly (through the sale of stock, merger or otherwise) without the prior written consent of Lender sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of Inventory in the ordinary course of its business for fair value in arm's-length transactions. The inclusion of Proceeds of the Collateral under the security interests granted hereby shall not be deemed a consent by Lender to any sale or disposition of any Collateral other than as permitted by this Section 4.12.

     Section IV.13. Further Identification of Collateral. Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request.

     Section IV.14. Notices. Borrower will advise Lender promptly and in reasonable detail, (i) of any Lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to Lender in this Security Agreement.

     Section IV.15. Right of Inspection. Lender shall at all times have full and free access during normal business hours to all the books, correspondence and records of Borrower related to the Mortgaged Property, and Lender or its representatives may examine the same, take extracts therefrom, make photocopies thereof and have such discussions with officers, employees and public accountants of Borrower as Lender may deem necessary, and Borrower agrees to render to Lender, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Lender and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or protecting interests of Lender therein.

     Section IV.16. Reimbursement Obligation. Should Borrower fail to comply with the provisions of this Security Agreement, any other Collateral Document to which it is a party or any other agreement relating to the Collateral such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted to Lender hereunder or thereunder is thereby diminished or potentially diminished or put at risk (as reasonably determined by Lender), Lender on behalf of Borrower may, but shall not be required to, effect such compliance on behalf of Borrower, and Borrower shall reimburse Lender for the cost thereof on demand, and interest shall accrue on such reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the Default Rate set forth in the Note.

                                    ARTICLE V

                          REMEDIES; RIGHTS UPON DEFAULT

     Section V.1. UCC Rights. If any Event of Default shall have occurred, Lender may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to Lender at law or in equity.

     Section V.2. Payments on Collateral. Without limiting the rights of Lender under any other provision of the Security Agreement, if an Event of Default shall occur and be continuing:

     (a) all payments received by Borrower under or in connection with any of the Collateral shall be held by Borrower in trust for Lender, shall be segregated from other funds of Borrower and shall forthwith upon receipt by Borrower be turned over to Lender, in the same form as received by Borrower (duly indorsed by Borrower to Lender, if required to permit collection thereof by Lender); and

     (b) all such payments received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender to the payment of the expenses and Obligations as set forth in Section 5.10.

     Section V.3. Possession of Collateral. In furtherance of the foregoing, Borrower expressly agrees that, if an Event of Default shall occur and be continuing, Lender may (i) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to Lender seize and remove such Collateral from such premises and (ii) have access to and use of Borrower's books and records relating to such Collateral.

     Section V.4. Sale of Collateral.

     (a) Borrower expressly agrees that if an Event of Default shall occur and be continuing, Lender, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to Borrower or any other Person (all of which demands and/or notices are hereby waived by Borrower), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of Lender or elsewhere in such manner as is commercially reasonable and as Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. Borrower further agrees, at Lender's request, to assemble the Collateral, and to make it available to Lender at places which Lender may reasonably select. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the foreclosure, repossession, retention or sale of the Collateral.

     (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, Lender shall give Borrower ten days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale, and (iii) in the case of a private sale, state the day after which such sale may be consummated. Lender shall not be required or obligated to make any such sale pursuant to any such notice. Lender may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

     Section V.5. Rights of Purchasers. Upon any sale of the Collateral (whether public or private), Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including Lender) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of Borrower, and Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, the right to redeem the Collateral under Section 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

     Section V.6. Additional Rights of Lender.

     (a) Lender shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Security Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

     (b) Lender shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be Lender) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of Lender, and Borrower irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

     Section V.7. Remedies Not Exclusive.

     (a) No remedy conferred upon or reserved to Lender in this Security Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

     (b) If Lender shall have proceeded to enforce any right, remedy or power under this Security Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, Borrower and Lender shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Security Agreement, and thereafter all rights, remedies and powers of Lender shall continue as though no such proceedings had been taken.

     (c) All rights of action under this Security Agreement may be enforced by Lender without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by Lender shall be brought in its name and any judgment shall be held as part of the Collateral.

     Section V.8. Waiver and Estoppel.

     (a) Borrower, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement and Borrower hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to Lender in this Security Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 5.8 shall be construed as a waiver of any rights of Borrower under any applicable federal bankruptcy law.

     (b) Borrower, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Security Agreement and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

     (c) Borrower, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Security Agreement and any action taken by Lender with respect to the Collateral.

     Section V.9. Power of Attorney. Borrower hereby irrevocably constitutes and appoints Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's reasonable discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Borrower, without notice to or assent by Borrower to do the following:

     (a) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

     (b) to effect any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

     (c) upon the occurrence and continuance of any Event of Default and otherwise to the extent provided in this Security Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to Lender or as Lender shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (vi) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (vii) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Borrower might do.

     Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     Section V.10. Application of Proceeds. Lender shall retain the net proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral and, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care and safekeeping of any or all of the Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses, apply such net proceeds to the payment in whole or in part of the Obligations in such order as Lender may elect. Only after applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need Lender account for the surplus, if any, to Borrower or to whomsoever may be lawfully entitled to the same.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section VI.1. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the first (1st) business day after such notice is tendered to a nationally-recognized overnight delivery service or on the third (3rd) day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Borrower or Lender, as the case may be, shall in like manner designate in writing.

     Section VI.2. No Waivers. No failure on the part of Lender to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Security Agreement or any document or agreement contemplated hereby shall operate as a waiver thereof or shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section VI.3. Compensation and Expenses of Lender. Borrower shall pay to Lender from time to time upon demand, all of the fees, costs and expenses incurred by Lender (including, without limitation, the reasonable fees and disbursements of counsel and any amounts payable by Lender to any of its agents, whether on account of fees, indemnities or otherwise) (i) arising in connection with the administration, modification, amendment, waiver or termination of this Security Agreement or any document or agreement contemplated hereby or any consent or waiver hereunder or thereunder or (ii) incurred in connection with the administration of this Security Agreement, or any document or agreement contemplated hereby, or in connection with the administration, sale or other disposition of Collateral hereunder or under any document or agreement contemplated hereby or the preservation, protection or defense of the rights of Lender in and to the Collateral.

     Section VI.4. Amendments, Supplements and Waivers. The parties hereto may, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Security Agreement, waiving any provisions hereof or changing in any manner the rights of the parties.

     Section VI.5. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of Lender's successors and assigns. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Security Agreement or any Collateral.

     Section VI.6. Limitation of Law; Severability.

     (a) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

     Section VI.7. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the state of the location of the Mortgaged Property.

     Section VI.8. Counterparts; Effectiveness. This Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement shall become effective when Lender shall receive counterparts executed by itself and Borrower.

     Section VI.9. Termination; Survival. This Security Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.5, provided that the obligations of Borrower under any of Sections 4.16 and 6.3 shall survive any such termination.

             [The balance of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    BORROWER:


                                    JAGI CLEVELAND-HUDSON, LLC, a Delaware
                                    limited liability company

                                    By Janus American Group, Inc., a Delaware
                                       corporation

                                       By  /s/ JAMES E. BISHOP
                                           ------------------------------------
                                           Name:  James E. Bishop
                                           Title: President


                                    Address:


                                    8534 East Kemper Road
                                    Cincinnati, Ohio 45249


                                     LENDER:


                                     AMRESCO CAPITAL, L.P.,
                                     a Delaware limited partnership


                                     By:  AMRESCO Mortgage Capital, Inc.,
                                          a Delaware corporation,
                                          Its sole General Partner


                                          By:  /s/ FRED A. BROWN
                                               ---------------------------------
                                               Name:  Fred A. Brown
                                               Title: Senior Investment Officer


                                    Address:

                                    700 North Pearl Street
                                    Suite 2400, LB#342
                                    Dallas, Texas  75201

                                   SCHEDULE 1

Borrower's Chief Executive Office
and Principal Place of Business:

8534 East Kemper Road
Cincinnati, Ohio 45249

Location(s) of Records of
Accounts and Other Intangibles:

8534 East Kemper Road
Cincinnati, Ohio  45249

                                   SCHEDULE 2

                            Location(s) of Inventory

                              240 Hines Hill Road
                              Hudson, Ohio

                                   SCHEDULE 3

                                   Real Estate

PARCEL "A"
----------

Premises/situated in the VILLAGE of BOSTON HEIGHTS, County of Summit and State of Ohio, and known as being a part of Lot No. 3 east of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northwest corner of said Lot No. 3, said stone being at the intersection of the centerline tangents of Hines Hill Road (C. H. 115);

     Thence S 68 deg. 51' 10" East, 140.02 feet along the centerline tangent of Hines Hill Road (C. H. 115) to a point and the true place of beginning;

     Thence S 68 deg. 51' 10" East, 231.33 feet along the centerline tangent of Hines Hill Road (C. H. 115) to a point on the westerly line of a highway easement conveyed to the State of Ohio for Relocated State Route 8 and recorded in Volume 2990, Page 348 of the Summit County Record of Deeds;

     Thence along the westerline of said highway following a circular curve to the left, 33.46 feet to a point, said circular curve having a central angle of 00 deg. 38' 52", a radius of 2,959.79 feet, a tangent of 16.73 feet, and a chord of 33.46 feet;

     Thence N 70 deg. 21' 01" West, 115.10 feet along the westerly line of said highway;

     Thence S 55 deg. 36' 00" East, 136.05 feet along the westerly line of said highway;

     Thence along the westerly line of said highway following a circular curve to the left, 248.43 feet to a point, said circular curve having a central angle of 04 deg. 48' 43", a radius of 2,959.79 feet, a tangent of 124.29 feet, and a chord of 248.36 feet:

     Thence WEST, 146.07 feet to a point;

     Thence NORTH, 35.00 feet to a point;

     Thence WEST, 224.32 feet to a point;

     Thence NORTH 210.26 feet to a point

     Thence S 75 deg. 26' 37" East, 114.26 feet to a point;

     Thence NORTH 183.95 feet to a point and the true place of beginning, and containing 2.2659 acres of land as determined by Messmore & Fay, Registered Surveyors in February, 1975, but subject to all legal roads, highways, and easements of record.

PARCEL "B"
----------

Situated in the Village of Boston Heights, County of Summit and State of Ohio, and known as being a part of Lot No. 3, east of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northwest corner of said Lot No. 3, said stone being at the intersection of the centerline tangents of Hines Hill Road (C. H. 115);

     Thence S 200.55 feet along the westerly line of said lot No. 3, to a point and the true place of beginning;

     Thence S 75 deg. 26' 37" East, 20.66 feet to a point;

     Thence SOUTH 210.26 feet to a point;

     Thence EAST 224.32 feet to a point;

     Thence SOUTH 35.00 feet to a point;

     Thence EAST 146.07 feet to a point on the westerly line of a highway easement conveyed to the State of Ohio for relocated State Route 8 and recorded in Volume 2990, Page 348 of the Summit County Record of Deeds;

     Thence along the westerly line of said highway following a circular curve to the left, 44.28 feet to a point, said circular curve having a central angle of 00 deg. 51' 26", a radius of 2,959.79 feet, a tangent of 22.14 feet, and a chord of 44.28 feet;

     Thence along the westerly line of said highway the following courses:

          S 13 deg. 48' 20" East, 304.94 feet to a point.

          S 14 deg. 49' 10" East, 116.68 feet to a point

          S 12 deg. 55' 00" East, 473.76 feet to a point

          N 89 deg. 14' 30" East, 15.70 feet to a point

          S 14 deg. 49' 10" East, 116.89 feet to a point on the northerly right-of-way line of the Ohio Turnpike Project No. 1, as recorded in Plat Book 44, Page 154 of the Summit County Records of Plats;

Thence along the northerly line of said highway following a circular curve to the left, 5251 feet to a point, said circular curve having a central angle of 00 deg. 15' 32", a radius of 11,619.16 feet, a tangent of 26.25 feet, and a chord of 52.50 feet;

Thence N 03 deg. 36' 10" West, 50.00 feet to a point;

Thence N 77 deg. 05' 00" East, 4.50 feet to a point;

Thence N 12 deg. 55' 00" West, 381.49 feet to a point;

Thence West, 516.83 feet to a point on the westerly line of Lot No. 3;

Thence NORTH, 858.03 feet along the westerly line of Lot No. 3 to a point and the true place of beginning, and containing 7.0156 acres of land as determined by Messmore & Fay, Registered Surveyors in February, 1975, but subject to all legal roads, highways and easements of record.

PARCEL "C"
----------

Situated in the Village of Boston Heights, the County of Summit and State of Ohio, and known as being a part of Lot No. 3, east of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northwest corner of said Lot No. 3, said stone being at the intersection of the centerline tangents of Hines Hill Road (C.H. 115),

     Thence SOUTH 1,058.58 feet along the westerly line of said Lot No. 3 to a point and the true place of beginning;

     Thence EAST 516.83 feet to a point;

     Thence S 12 deg. 55' 00" East, 256.49 feet to a point;

     Thence WEST 574.16 feet to point on the westerly line of said Lot No. 3;

     Thence NORTH along the westerly line of said Lot No. 3, 250.00 feet to a point and the true place of beginning, and containing 3.1309 acres of land as determined by Messmore & Fay, Registered Surveyors in February, 1975, but subject to all legal roads, highways, and easements of record.

The above described Parcels "A", "B" and "C" also include the use of the following described easement for ingress and egress from Hines Hill Road;

Situated in the Village of Boston Heights, County of Summit, and State of Ohio, and known as being a part of Lot No. 16, East of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northeast corner of Lot No. 16 on the centerline of Hines Hill Road (C. H. 115);

     Thence SOUTH, 1,110.00 feet along the easterly line of Lot No. 16 to a point;

     Thence WEST, 40.00 feet to a point;

     Thence NORTH, 1,110,00 feet to a point on the center line of Hines Hill
     Road;

     Thence EAST, 40.00 feet along the center line of Hines Hill Road to the place of beginning.

Together with all rights, title and interest which the grantor now holds or hereafter acquire in and to an easement for ingress and egress as more fully set forth in a Right-of-Way Agreement from The Bostonian Country Club, Inc. to The Bostonian Company and Galburton Inn, Inc. dated September 19, 1966 and filed for record October 5, 1966 in Volume 4622, Page 637 of Summit County Records.

Together with all rights, title and interest in and to an EASEMENT for ingress and egress to include parking privileges on PARCEL "B" described above.

                                   SCHEDULE 4

                        Trade Names, Division Names, etc.

                               Holiday Inn Hudson

                                   SCHEDULE 5

                         Required Filings and Recordings

UCC-1 Financing Statements filed with:

1.  Summit County, Ohio, Recorder
2.  Hamilton County, Ohio, Recorder
3.  Ohio Secretary of State
4.  Florida Secretary of State


                                             SCHEDULE TO EXHIBIT 10.28

                                             OTHER SECURITY AGREEMENTS

                                                        I.
------------------------------------------------------------ ---------------------------------------------------------
                     Name of Borrower                        JAGI Cleveland - Independence, LLC, a Delaware limited
                                                             liability company
------------------------------------------------------------ ---------------------------------------------------------
                      Amount of Note                                               $21,800,000
------------------------------------------------------------ ---------------------------------------------------------
           Definition of Franchise Agreement                 All rights of Borrower pursuant to that certain Holiday
                                                             Inn Hotel Change of Ownership Agreement between
                                                             Borrower and Holiday Hospitality Franchising, Inc.
------------------------------------------------------------ ---------------------------------------------------------
                      Monthly Payment                                               $169,557.73
------------------------------------------------------------ ---------------------------------------------------------
             Schedule 2--Location of Inventory               6001 Rockside Road, Independence, Ohio
------------------------------------------------------------ ---------------------------------------------------------
                        Schedule 3                           Legal Description of Real Estate
------------------------------------------------------------ ---------------------------------------------------------

                                                        II.

------------------------------------------------------------ ---------------------------------------------------------
                     Name of Borrower                        JAGI Montrose West,  LLC, a Delaware  limited  liability
                                                             company
------------------------------------------------------------- ---------------------------------------------------------
                      Amount of Note                                                $3,500,000
------------------------------------------------------------ ---------------------------------------------------------
             Definition of Franchise Agreement               All rights of Borrower pursuant to that certain Comfort
                                                             Inn Hotel Change of Ownership Agreement between
                                                             Borrower and Choice Hotels International, Inc.
------------------------------------------------------------ ---------------------------------------------------------
                      Monthly Payment                                               $27,222.57
------------------------------------------------------------ ---------------------------------------------------------
             Schedule 2--Location of Inventory               130 Montrose Avenue, Copley, Ohio
------------------------------------------------------------ ---------------------------------------------------------
                        Schedule 3                           Legal Description of Real Estate
------------------------------------------------------------ ---------------------------------------------------------

                                                       III.

------------------------------------------------------------ ---------------------------------------------------------
                     Name of Borrower                        JAGI North  Canton,  LLC, a Delaware  limited  liability
                                                             company
------------------------------------------------------------ ---------------------------------------------------------
                      Amount of Note                                                $5,400,000
------------------------------------------------------------ ---------------------------------------------------------
           Definition of Franchise Agreement                 All rights of Borrower pursuant to that certain Holiday
                                                             Inn Hotel Change of Ownership Agreement between
                                                             Borrower and Holiday Hospitality Franchising, Inc.
-----------------------------------------------------------------------------------------------------------------------
                      Monthly Payment                                               $42,000.54
------------------------------------------------------------ ---------------------------------------------------------
             Schedule 2--Location of Inventory               4520 Everhard, N.W., North Canton, Ohio
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                        Schedule 3                           Legal Description of Real Estate
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